Principal Life Insurance Company
Principal Life Insurance Company Separate Account B
Supplement dated August 23, 2023
to the Prospectus, Updating Summary Prospectus and
Summary Prospectus for New Investors dated May 1, 2023 for
Principal® Pivot Series Variable Annuity

This supplement updates information contained in the Prospectus, Updating Summary Prospectus and Summary Prospectus for New Investors for the variable annuity contract referenced above. Please retain this supplement for future reference.

APPENDIX A — INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Delete the row for American Century VP Value Fund – Class II in the table and replace with the following:

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Large Value	American Century VP Value Fund (1) – Class II American Century Investment Management, Inc.	0.86% (2)	0.31%	7.68%	10.41%

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